UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2014

CHRYSLER GROUP LLC

(Exact name of registrant as specified in its charter)

Delaware	000-54282	27-0187394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Chrysler Drive, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 512-2950

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2014, the members of Chrysler Group LLC (the “Company”), in accordance with the Fourth Amended and Restated Limited Liability Company Agreement (the “Amended and Restated LLC Agreement”) more fully described below, set the size of the Company’s Board of Directors (the “Board”) at thirteen members and took the actions set forth below with respect to directors nominated by Fiat North America LLC:

•	Re-election of Sergio Marchionne, Léo W. Houle, John B. Lanaway, Robert G. Liberatore, Dr. Ruth Simmons, Ronald L. Thompson and Stephen M. Wolf. Mr. Marchionne will continue as Chairman of the Board and the Company’s Chief Executive Officer.

•	Election of Hermann G. Waldemer. Mr. Waldemer will serve on the Board’s Audit Committee and Governance Committee.

•	Election of the following employees of the Company and/or Fiat S.p.A. (“Fiat”): Reid A. Bigland, Giorgio Fossati, Michael J. Keegan, Michael Manley and Richard K. Palmer.

Pursuant to the Amended and Restated LLC Agreement, each of the Board members will serve a one year term. A copy of the Company’s press release announcing these events is filed as Exhibit 99.1 and incorporated herein by reference.

Pursuant to action taken by the Board on June 10, 2014, Dr. Simmons and Messrs. Houle, Lanaway, Liberatore, Thompson, Waldemer and Wolf will each receive a $200,000 cash payment as compensation for Board service during the term. In addition, Mr. Lanaway will receive $20,000, and Messrs. Thompson and Wolf will each receive $15,000, for their service as Board committee chairpersons.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 10, 2014, the Company and its members entered into the Amended and Restated LLC Agreement to simplify governance and management processes in light of the Company’s status as a wholly-owned subsidiary of Fiat. A copy of the Amended and Restated LLC Agreement is filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Fourth Amended and Restated Limited Liability Company Agreement of Chrysler Group LLC, dated June 10, 2014.

99.1	Press Release issued by Chrysler Group LLC dated June 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2014

CHRYSLER GROUP LLC
(Registrant)

/s/ Marjorie Harris Loeb

Marjorie Harris Loeb
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Fourth Amended and Restated Limited Liability Company Agreement of Chrysler Group LLC, dated June 10, 2014.

99.1	Press Release issued by Chrysler Group LLC dated June 13, 2014.